INVESCO EUROPEAN SMALL COMPANY                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811- 1540
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            18,715
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               291
          Class C                                             3,445
          Class Y                                            14,942

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 15.96
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 15.05
          Class C                                           $ 15.07
          Class Y                                           $ 16.04

INVESCO INTERNATIONAL SMALL COMPANY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811- 1540
SERIES NO.:         19

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            11,224
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               187
          Class C                                             1,542
          Class Y                                             5,837
          Class R5                                            3,528
          Class R6                                            2,173

74V.  1   Net asset value per share (to nearest cent)
          Class A                                             22.98
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                             22.03
          Class C                                             22.03
          Class Y                                             23.04
          Class R5                                             22.9
          Class R6                                            22.91

INVESCO SMALL CAP EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811- 1540
SERIES NO.:         21

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            34,243
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               701
          Class C                                             4,619
          Class R                                             6,639
          Class Y                                            18,476
          Class R5                                           10,211
          Class R6                                            6,658

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 16.98
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 14.85
          Class C                                           $ 14.85
          Class R                                           $ 16.36
          Class Y                                           $ 17.27
          Class R5                                          $ 18.01
          Class R6                                          $ 18.04

INVESCO GLOBAL CORE EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2014
FILE NUMBER :       811- 1540
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            65,931
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             2,574
          Class C                                             8,301
          Class R                                                54
          Class Y                                             1,052
          Class R5                                               36

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 16.08
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 15.36
          Class C                                           $ 15.39
          Class R                                           $ 16.05
          Class Y                                           $ 16.09
          Class R5                                          $ 16.28